           SUPPLEMENT DATED FEBRUARY 12, 1996 TO CURRENT PROSPECTUS FOR
                            NASL VARIABLE LIFE ACCOUNT




Effective March 4, 1996, two new investment portfolios will be added to NASL Series Trust (the "Trust"), the underlying investment medium for the variable portion of your contract. The new portfolios are the Small/Mid Cap and the International Small Cap Trusts (the "Portfolios"). Fred Alger Management, Inc. ("Alger") will provide investment subadvisory services to the Small/Mid Cap Trust and Founders Asset Management, Inc. ("Founders") will provide investment subadvisory services to the International Small Cap Trust. Below is a brief description of each Portfolio's investment objective and certain policies relating to that objective and a schedule of fees applicable to the Portfolio.



                      INVESTMENT OBJECTIVE AND POLICIES
                      ---------------------------------

Small/Mid Cap Trust
-------------------

  The investment objective of the Small/Mid Cap Trust is to seek long term capital appreciation. Alger will pursue this objective by investing at least 65% of the portfolio's total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.


International Small Cap Trust
-----------------------------

  The investment objective of the International Small Cap Trust is to seek capital appreciation. Founders will pursue this objective by investing primarily in securities issued by foreign companies which have total market capitalizations or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.



For more information on the Portfolios, Alger and Founders, see the NASL Series Trust prospectus dated February 12, 1996.

The Contract Illustrations contained in the Prospectus have been revised to reflect the estimated average expenses of the Small/Mid Cap Trust and the International Small Cap Trust.



VARILIF.SUPP296

                              NASL SERIES TRUST
                 Supplement to Prospectus dated May 1, 1995,
                         as amended August 28, 1995

                            FNAL VARIABLE ACCOUNT

                            NASL VARIABLE ACCOUNT

                          Supplement to Prospectus
                              dated May 1, 1995

                         NASL VARIABLE LIFE ACCOUNT

                          Supplement to Prospectus
                           dated October 16, 1995


        On January 1, 1996, North American Life Assurance Company ("NAL") and The Manufacturers Life Insurance Company merged with the combined company retaining the name The Manufacturers Life Insurace Company ("Manulife"). NAL is the ultimate parent of NASL Financial Services, Inc. ("NASL Financial"), the investment adviser to NASL Series Trust (the "Trust"). Manulife, like NAL, is a Canadian mutual life insurance company based in Toronto, Canada. The merger may be considered to give rise to the assignment and automatic termination of the investment advisory agreement between NASL Financial and the Trust as well as the assignment and automatic termination of each of the underlying subadvisory agreements for each of the portfolios (including the consulting agreement between Salomon Brothers Asset Management Inc. ("SBAM") and Salomon Brothers Asset Management Inc. ("SBAM Limited") relating to the Strategic Bond Portfolio) (collectively, the "Existing Agreements"). Therefore, at the Trust's Board of Trustees meeting held September 28-29, 1995, the Trustees of the Trust (including all the noninterested Trustees) voted to approve a new advisory agreement between the Trust and NASL Financial, new subadvisory agreements between NASL Financial and each of the subadvisors, and a new consulting agreement between SBAM and SBAM Limited (collectively, the "New Agreements"), and to submit the New Agreements to shareholders for their consideration. The New Agreements were approved by shareholders of each series of the Trust on December 5, 1995. THE NEW AGREEMENTS ARE SUBSTANTIALLY IDENTICAL TO THE EXISTING AGREEMENTS. THEREFORE, THE NEW AGREEMENTS WILL NOT RESULT IN ANY CHANGES IN ADVISORY FEES PAID BY THE TRUST, THE INVESTMENT MANAGEMENT OR OPERATIONS OF EITHER NASL FINANCIAL OR THE SUBADVISERS, THE INVESTMENT PERSONNEL MANAGING THE TRUST OR THE SHAREHOLDER SERVICES OR OTHER BUSINESS ACTIVITIES OF THE TRUST.


NASL.SUPP196
V7.SUPP.196
V20/21.SUPP196
V22/23.196
V9.SUPP.196
VV.SUPP.196
VIS.SUPP.196
VLSUPP196

               THE DATE OF THIS SUPPLEMENT IS JANUARY 2, 1996

-------------------------------------------------------------------------------
                         NASL VARIABLE LIFE ACCOUNT
-------------------------------------------------------------------------------
                                     OF
               NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY

                                VENTURE LIFE
                      MODIFIED SINGLE PAYMENT VARIABLE
                           LIFE INSURANCE CONTRACT
                              NON-PARTICIPATING

        This Prospectus describes Venture Life, a modified single payment combination fixed and variable life insurance contract (the "contract"), offered by North American Security Life Insurance Company (the "Company"), a stock life insurance company that is a wholly-owned subsidiary of North American Life Assurance Company ("North American Life"). The contract is designed primarily for use in estate planning. The contract requires the contract owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.

        The contract provides for a face amount which is the minimum death benefit while the contract is in force. The contract can be issued on either a single life or last survivor basis. At the death of the insured while the contract is in force, the Company will pay the death benefit (minus any indebtedness) to the beneficiary.

        Values under the contract may be allocated to a fixed investment option and held in the Company's general account, or to one or more of fourteen currently available variable investment options and held in NASL Variable Life Account (the "Variable Account"), a separate account of the Company. Except as specifically noted herein and as set forth in the caption "FIXED INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.

        Assets allocated to the Variable Account will be held in one or more of fourteen sub-accounts of the Variable Account (the "Sub-Accounts"). The assets of each Sub-Account are invested in shares of NASL Series Trust (the "Trust"), a mutual fund having fourteen investment portfolios: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). See the accompanying Prospectus of the Trust. The value of a contract owner's interest in the Variable Account will, and a contract's death benefit may, vary with the investment performance of the portfolios underlying the Sub-Accounts to which values are allocated. The Company does not guarantee the performance of any portfolio.

        BECAUSE THE CONTRACT WILL TYPICALLY BE TREATED AS A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES, LOANS, PARTIAL WITHDRAWALS OR SURRENDER OF THE CONTRACT MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

        It may not be advantageous to purchase variable life insurance as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.
IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IT SHOULD BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of the Prospectus is October 16, 1995,
                        as amended February 12, 1996.

                                  TABLE OF CONTENTS
SPECIAL TERMS..................................................................................   3
SUMMARY........................................................................................   5
GENERAL INFORMATION ABOUT NORTH AMERICAN
SECURITY LIFE INSURANCE COMPANY, NASL VARIABLE
LIFE ACCOUNT AND NASL SERIES TRUST.............................................................   8
   North American Security Life Insurance Company..............................................   8
   NASL Variable Life Account..................................................................   8
   NASL Series Trust...........................................................................   8
DESCRIPTION OF THE CONTRACT....................................................................  10
   Application for a Contract..................................................................  10
   Payments....................................................................................  11
   Allocation of Payments......................................................................  11
   Variable Investment Options.................................................................  12
   Transfers Among Investment Options..........................................................  12
   Telephone Transactions......................................................................  12
   Dollar Cost Averaging ......................................................................  12
   Asset Rebalancing Program...................................................................  13
   Loans.......................................................................................  13
   Withdrawals.................................................................................  14
   Death Benefit...............................................................................  14
   Annuity Payment Options.....................................................................  15
   Termination.................................................................................  16
   Reinstatement...............................................................................  17
   Fixed Investment Option.....................................................................  17
   Ten Day Right to Review.....................................................................  18
   Ownership...................................................................................  18
   Beneficiary.................................................................................  18
   Miscellaneous Contract Provisions...........................................................  19
CHARGES AND DEDUCTIONS.........................................................................  20
   Monthly Deduction...........................................................................  20
   Distribution Charge.........................................................................  20
   Premium Tax Charge..........................................................................  20
   Federal Tax Charge..........................................................................  20
   Administration Charge.......................................................................  20
   Cost of Insurance Charge....................................................................  21
   Mortality and Expense Risk Charge...........................................................  21
   Withdrawal Charge...........................................................................  21
   Other Taxes.................................................................................  22
FEDERAL TAX MATTERS............................................................................  22
   Introduction................................................................................  22
   Tax Status of the Company...................................................................  22
   Taxation of Life Insurance Contracts in General.............................................  22
   Federal Income Tax Withholding..............................................................  26
OTHER MATTERS..................................................................................  26
   Voting Rights...............................................................................  26
   Notices and Reports to Contract Owners......................................................  26
   Distribution of the Contract................................................................  27
   Officers and Directors of the Company.......................................................  27
   Legal Proceedings...........................................................................  28
   Legal Matters...............................................................................  28
   Independent Accountants.....................................................................  28
   Safekeeping of Variable Account Assets......................................................  28
   Other Information...........................................................................  29
   Contract Owner Inquiries....................................................................  29
CONTRACT ILLUSTRATIONS.........................................................................  29
FINANCIAL STATEMENTS...........................................................................  37

                                      2


                                SPECIAL TERMS
Age and Attained Age                             The age at the insured's last birthday on the contract date.  If the insured is more than one person, "age" is the joint equivalent age specified on the contract specifications page.  "Attained age" is age plus the number of complete contract years.

Annuity Option                                   One of several alternative methods by which payment of the proceeds may be made.  If no annuity option is specified, then proceeds will be paid in a lump-sum.

Beneficiary                                      The person, persons, or entity to whom the death benefit proceeds are payable following the death of the insured.

Cash Value                                       The contract value minus any applicable withdrawal charge.

Company                                          North American Security Life Insurance Company.

Contingent                                       The person, persons or entity who becomes the beneficiary if the beneficiary
Beneficiary                                      is not alive.

Contract                                         The anniversary of the contract date.
Anniversary

Code                                             The Internal Revenue Code of 1986, as amended.

Contract Date                                    The date from which contract anniversary, contract year and monthly anniversary day are determined.  The contract date is specified on the contract specifications page.

Contract Value                                   The total of the investment account values and, if applicable, any amount in the loan account attributable to the contract.

Contract Year                                    The period of twelve consecutive months beginning on the contract date or any contract anniversary thereafter.

Death Benefit                                    The death benefit is determined on the date of the insured's death and will be the greater of (a) the face amount or (b) the contract value multiplied by the death benefit factor stated in the contract.

Debt                                             Any amounts in the loan account attributable to the contract plus any accrued loan interest.

Face Amount                                      The minimum death benefit provided by the contract.  The initial face amount is shown on the contract specifications page.  The face amount may be reduced as a result of partial withdrawals and may be increased as the result of additional premium payments.

General Account                                  All of the assets of the Company other than assets in separate accounts.

In Force                                         The contract is in effect, beginning on the later of the issue date or receipt of the initial payment, until the contract is terminated.

Insured                                          The person whose life is covered by the contract, as specified on the contract specifications page.  If more than one person is so named, all provisions of the contract which are based on the death of the insured will be based on the date of the death of the last survivor of those persons.

Investment Account                               An account the Company establishes for the owner which represents the owner's interest in an investment option.

Investment Account Value                         The value of the owner's investment in an investment account.


Investment Options                               The fixed and variable investments available to contract owners.  Currently, one fixed and fourteen variable investment options are available under the contract.  The Company currently limits the number of investment options to which an owner may allocate contract value to ten.

Issue Date                                       The date the application is approved and the contract is issued, as specified on the contract specification page.

Loan Account                                     The portion of the assets held in the Company's general account that is used as collateral when a loan is taken.

Maturity Date                                    The date on which proceeds are payable if the insured is living, and the contract has not been surrendered for payment of its surrender value, as specified on the contract specifications page (the contract anniversary when the insured has attained age 100, unless the extended maturity option is elected).

Monthly Anniversary Day                          The same day each month as the contract date.  If there is no monthly anniversary day in a calendar month, the monthly anniversary day will be the last day of the current calendar month.

Owner or                                         The person, persons or entity entitled to the ownership rights under the
Contract Owner                                   contract.

Payment or                                       An amount paid by a contract owner to the Company as consideration for
Premium Payment                                  the benefits provided by the contract.

Portfolio or                                     The registered management investment companies (or any successor
Trust Portfolio                                  companies offered under the contract) in which the separate account may invest.

Proceeds                                         Upon the death of the insured while the contract is in force prior to the maturity date, the amount to be paid to the beneficiary (the death benefit minus any debt).  Upon surrender of the contract or on the maturity date, the surrender value to be paid to the contract owner.

Separate Account                                 A segregated account of the Company that is not commingled with the
                                                 Company's general assets and obligations.

Service Office                                   Any office the Company designates for the receipt of payments and processing of contract owner requests.

Sub-Account(s)                                   The subdivisions of the separate account used to permit a contract owner's contract value, less indebtedness, to be allocated among the portfolios.

Surrender Value                                  The cash value less any debt.

Trust                                            NASL Series Trust.

Unliquidated                                     The sum of all payments under the contract, minus the sum of payments
Payments                                         liquidated, if any, due to partial withdrawals.

Valuation Date                                   Any date on which the New York Stock Exchange is open for business and the net asset value of a portfolio is determined.

Valuation Period                                 Any period from one valuation date to the next, measured from the time on each valuation date that the net asset value of each portfolio is determined.

Variable Account                                 NASL Variable Life Account, which is a separate account of the Company.


                                       SUMMARY

THE CONTRACT

        The contract is a modified single payment variable life insurance contract. The contract provides a death benefit and is designed for use in estate planning. During the insured's life, the contract provides that the contract value will accumulate on a fixed and/or variable basis. The variable portion of the contract will vary with the investment performance of an owner's variable investment accounts. Any portion of contract value allocated to the fixed investment option will accumulate based on the interest rate(s) credited by the Company.

PAYMENTS

        The contract requires the contract owner to make an initial payment of at least $10,000 and, subject to certain restrictions, permits additional payments. After the first contract anniversary, one additional premium payment of at least $1,000 may be made at any time during each contract year. Provided that the insured is between ages 40 and 70, up to the lesser of $5,000 or 5% of the initial payment may be paid without submitting new evidence of insurability. Additional payments may or may not increase the contract's face amount. (See "PAYMENTS")

INVESTMENT OPTIONS

        Payments may be allocated among the fifteen investment options currently available under the contract: fourteen variable investment options and one fixed investment option. Contract value may be allocated to a maximum of ten investment options at any one time. The fourteen variable investment options are the fourteen sub-accounts of the Variable Account, a separate account established by the Company. The sub-accounts invest in corresponding portfolios of the Trust: the Global Equity Trust, Pasadena Growth Trust, Equity Trust, Value Equity Trust, Growth and Income Trust, International Growth and Income Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative) (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account will reflect the investment performance of the Sub-Accounts selected. (See "NASL VARIABLE LIFE ACCOUNT") Premium payments may also be allocated to the fixed investment option. Under the fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the fixed investment option will reflect such interest and principal guarantees. (See "FIXED INVESTMENT OPTION") Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

        If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. This amount will be allocated to the Money Market Sub-Account as of the issue date of the contract. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office.

TRANSFERS

        Prior to the maturity date, amounts may be transferred among the variable investment options and from the variable investment options to the fixed investment option without charge. In addition, amounts may be transferred prior to the maturity date from the fixed investment option to the variable investment options within 30 days of each contract anniversary (and in other limited circumstances). (See "FIXED INVESTMENT OPTION") After the maturity date, transfers are not permitted. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers. (See "TRANSFERS AMONG INVESTMENT OPTIONS") Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract. (See "DOLLAR COST AVERAGING")

WITHDRAWALS

        Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge may be imposed. (See "WITHDRAWALS") A withdrawal may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

LOANS

        A owner may obtain one or both of two types of loans using the contract as the sole security for the loan. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the cash value. (See "LOANS") A loan may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

CHARGES AND DEDUCTIONS

        Contract Charges

        No deduction is made from premium payments under the contract. On each monthly anniversary day (or, if the monthly anniversary is not a valuation date, the next valuation date after the monthly anniversary), charges are deducted proportionately from all investment accounts.

        Certain charges are expressed as an annual percentage of the owner's contract value:

                Three of these charges are deducted only during the first ten contract years:

                       * 0.25% for distribution costs incurred by the Company,

                       * 0.25% for state premium taxes to be paid by the
                         Company as a result of receipt of premium payments, and

                       * 0.15% for the Company's increased federal taxes
                         caused by its receipt of premium payments.


                Two of these charges are deducted for all contract years:

                       * A 0.40% charge for contract administration, and

                       * A 0.35% charge for the death benefit provided by the
                         contract (0.55% after the first ten contract years). If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years). This cost of insurance charge may vary; however, it is guaranteed not to exceed charges based upon the Commissioner's 1980 Standard Ordinary Mortality Table (the "1980 CSO Table").

        In addition, there are two other contract charges:

                * A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

                * A monthly administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. (See "CHARGES AND DEDUCTIONS")

        Trust Charges

        There are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

DEATH BENEFIT

        The contract provides for a face amount which is the minimum death benefit under the contract. The death benefit may be greater than the face amount as a result of favorable investment performance. At the death of the insured, the Company will pay the proceeds to the beneficiary. The proceeds equal the death benefit less any debt under the contract. (See "DEATH BENEFIT")

TEN DAY REVIEW

        Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company. (See "TEN DAY RIGHT TO REVIEW")

TERMINATION

        The contract will terminate and life insurance coverage will cease if the owner surrenders the contract, or if the insured dies. It also will terminate 61 days after a monthly anniversary day when the contract surrender value is less than zero unless the owner makes payments within the 61 day grace period sufficient to prevent the termination. Unless the owner elects the extended maturity option, the contract will also terminate on the maturity date specified on the contract specifications page (the contract anniversary when the attained age of the insured is 100). (See "TERMINATION")

                          GENERAL INFORMATION ABOUT
               NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY,
              NASL VARIABLE LIFE ACCOUNT AND NASL SERIES TRUST

North American Security Life Insurance Company

        North American Security Life Insurance Company ("the Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The Company is a wholly-owned subsidiary of North American Life, 5650 Yonge Street, North York, Ontario M2M 4G4, a mutual life insurance company established in 1881 in Canada. The Company is also the depositor of NASL Variable Account, a separate account of the Company that issues variable annuity contracts.

        On September 7, 1995, North American Life and The Manufacturers Life Insurance Company ("Manulife") signed an agreement to merge the companies effective on or about January 1, 1996, subject to regulatory approval and the approval of the policyholders of North American Life and Manulife. In addition, in the event the merger is not effected, Manulife and North American Life have also agreed that under certain circumstances, North American Life can require Manulife, and under certain other circumstances, Manulife has the right, to purchase a controlling interest in the Company. Manulife, like North American Life, is a Canadian mutual life insurance company based in Toronto, Canada.

NASL VARIABLE LIFE ACCOUNT

        The Company established the Variable Account in 1986, as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contract, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contract are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

        The Variable Account is registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the Commission of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contract, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if registration under that Act is no longer required.

        There are currently fourteen Sub-Accounts within the Variable Account, one for each of the fourteen portfolios described below. The Company reserves the right to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-Accounts or combine Sub-Accounts without obtaining any necessary approval of the appropriate state or federal regulatory authorities.

NASL SERIES TRUST

        The assets of each Sub-Account are invested in shares of a corresponding portfolio: the Global Equity Trust, the Pasadena Growth Trust, the Equity Trust, the Value Equity Trust, the Growth and Income Trust, the International Growth and Income Trust, the Strategic Bond Trust, the Global Government Bond Trust, the Investment Quality Bond Trust, the U.S. Government Securities Trust, the Money Market Trust, and three Automatic Asset Allocation Trusts (Aggressive, Moderate and Conservative). The Trust is registered under the 1940 Act as an open-end management investment company. Each portfolio is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, which is non-diversified so that it may invest more than 5% of its assets in securities issued by a foreign government. The Trust receives investment advisory services from NASL Financial Services, Inc. NASL Financial Services, Inc. is also the investment adviser and distributor of the North American Funds, a publicly offered management investment company.

        The Trust currently has seven subadvisers. Oechsle International Advisors, L.P., provides investment subadvisory services to the Global Equity and Global Government Bond Trusts. Roger Engemann Management Co., Inc., provides investment subadvisory services to the Pasadena Growth Trust. Fidelity Management Trust Company provides investment subadvisory services to the Equity, Aggressive Asset Allocation, Moderate Asset Allocation and Conservative Asset Allocation Trusts. Goldman Sachs Asset Management provides investment subadvisory services to the Value Equity Trust. Wellington Management Company provides investment subadvisory services to the Growth and Income, Investment Quality Bond and Money Market Trusts. Salomon Brothers Asset Management Inc provides investment subadvisory services to the Strategic Bond and U.S. Government Securities Trusts. J.P. Morgan Investment Management Inc. provides investment subadvisory services to the International Growth and Income Trust.

The following is a brief description of each Trust portfolio:

        THE GLOBAL EQUITY TRUST seeks long-term capital appreciation, by investing primarily in a globally diversified portfolio of common stocks and securities convertible into or exercisable for common stocks.

        THE PASADENA GROWTH TRUST seeks to achieve long-term growth of capital by emphasizing investments in companies with rapidly growing earnings per share, some of which may be smaller emerging growth companies.

        THE EQUITY TRUST seeks growth of capital, by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

        THE VALUE EQUITY TRUST seeks long-term growth of capital by investing primarily in common stocks and securities convertible into or carrying the right to buy common stocks.

        THE GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of United States issuers which that portfolio's subadviser believes are of high quality.

        THE INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers.

        THE STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed-income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.

        THE GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital, by investing primarily in a global portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

        THE INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

        THE U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

        THE MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of thirteen months or less issued primarily by United States entities.

        THE AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

        * THE AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 15% over any twelve month period.

        * THE MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 10% over any twelve month period.

        * THE CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This portfolio attempts to limit the decline in portfolio value in very adverse market conditions to 5% over any twelve month period.

        If the shares of any portfolio are no longer available for investment or in the Company's judgment, investment in a portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a portfolio and substitute shares of another portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future payments. However, no substitution will be made without notice to contract owners and prior approval of the Commission to the extent required by the 1940 Act. The Variable Account may purchase other securities for additional Sub-Accounts or to fund classes of contract not offered through this Prospectus without giving such notice or seeking Commission approval.

        A full description of the Trust, including the investment objectives, policies and restrictions and expenses of each of the portfolios and a description of procedures for handling potential conflicts of interest arising from the use of the Trust to fund both variable annuity and variable life insurance contracts, is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.

                      DESCRIPTION OF THE CONTRACT

APPLICATION FOR A CONTRACT

        To purchase a contract a prospective contract owner must submit an application to the Company. A contract will be issued only on the lives of insureds from ages 20 through 80 who supply evidence of insurability satisfactory to the Company. Contracts insuring more than one person will only be issued to a male life/female life combination where the difference in their "adjusted ages" (age last birthday plus three years if tobacco user) is not more than 15 years. Acceptance is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason provided similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided. IF A CONTRACT IS NOT ISSUED, THE PREMIUM PAYMENTS WILL BE RETURNED WITHOUT INTEREST. No change in the terms or conditions of a contract will be made without the consent of the owner.

        The contract will be effective on the contract date only after the Company has received all outstanding delivery requirements and received the initial payment. The contract date is the date used to determine all future cyclical transactions on the contract, e.g., monthly anniversary day and contract years. The contract date may be prior to, or the same as, the date the contract is issued.

        If the face amount exceeds current limits established by the Company, the initial payment will not be accepted with the application. In other cases where an initial payment is received with the application, the Company will provide conditional insurance during underwriting according to the terms of a prepayment receipt and temporary life insurance agreement. The conditional insurance will be the insurance applied for, up to a maximum of $100,000. If no payment was submitted with the application, on contract delivery we will require sufficient payment to place the insurance in force.

PAYMENTS

        The contract is designed to permit an initial payment and, subject to certain conditions, additional payments. The initial payment purchases a death benefit initially equal to the contract's face amount. The minimum initial payment is $10,000.

        Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

                                        SIMPLIFIED UNDERWRITING
               ISSUE AGE                MAXIMUM INITIAL PAYMENT
                 20-39                      Not available
                 40-44                        $ 20,000
                 45-54                        $ 30,000
                 55-64                        $ 50,000
                 65-80                        $100,000



        If the additional payment is greater than the Guaranteed Additional Payment (as defined below) and is not made to avoid termination of the contract, new evidence of insurability of the insured will be required. No additional payment will be accepted until evidence of insurability is provided to the Company.

        Additional payments may be made at any time and in any amount necessary to avoid termination of the contract. Other additional payments may be made at any time after the first contract anniversary, subject to the following conditions:

        (1)  each additional payment must be at least $1,000;
        (2)  only one payment may be paid in any contract year;
        (3)  the attained age of the insured must be less than 81; and
        (4) absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a contract year is the "Guaranteed Additional Payment." The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

        An additional payment may result in an increase in the face amount of insurance. If necessary, the Company will increase the face amount by an amount sufficient to permit the contract to remain within the definition of a "life insurance contract" under section 7702 of the Code.

ALLOCATION OF PAYMENTS

        The Company will establish an investment account for the contract owner for each variable investment option to which the contract owner allocates payments. The contract owner may allocate contract value to a maximum of ten investment options at any one time.

        If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. On the issue date, this amount will be allocated to the Money Market Sub-Account as of the date the initial payment is received at the Service Office. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office. Additional payments will be allocated among investment options in accordance with the contract owner's instructions as of the date the payment is received at the Service Office.

VARIABLE INVESTMENT OPTIONS

        The investment account for a variable investment option represents the contract owner's interest in that investment option. The value of a variable investment account may increase or decrease daily depending on the net investment experience (described below) for a Sub-Account. The investment account value reflects payments, amounts transferred to the investment account, the net investment experience of the Sub-Account, and any withdrawals, loans, transfers and charges taken from the investment account.

        The net investment experience for a variable investment account is the investment performance of the underlying Trust portfolio of a Sub-Account from one valuation period to the next. The net investment experience for any valuation period is determined by dividing (a) by (b):

   Where (a) is:

        (1) the net asset value of a portfolio share held in the Sub-Account determined at the end of the current valuation period, plus

        (2) the per share amount of any dividend or capital gain distributions made by the portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

   Where (b) is:

        the net asset value of a portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

TRANSFERS AMONG INVESTMENT OPTIONS

        Before the maturity date the contract owner may transfer amounts among the variable investment options and from such investment options to the fixed investment option at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Amounts may only be transferred from the fixed investment option to the variable investment options within 30 days of the contract anniversary. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

TELEPHONE TRANSACTIONS

        Contract owners are permitted to request transfers or withdrawals by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request transfers or withdrawals by telephone, a contract owner must elect the option on an appropriate authorization form provided by the Company. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following: Upon telephoning a request, contract owners will be asked to provide certain identifying information. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

DOLLAR COST AVERAGING

        The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any Sub-Account or the fixed investment option to other Sub-Accounts until the amount in the Sub-Account from which the transfer is made or the fixed investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Service Office.

ASSET REBALANCING PROGRAM

        The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular Trust portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the portfolios. (The fixed investment option is not eligible for participation in the Asset Rebalancing Program.) The entire value of the contract owners' variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these programs and other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program from their securities dealer or the Service Office.

LOANS

        While the contract is in force, the owner may obtain loans using the owner's contract as the sole security for the loan. The maximum loan amount is 90% of cash value at the time of the loan; the minimum loan amount is $1,000. Contract loans may be subject to income tax and a 10% penalty tax. (See
"FEDERAL TAX MATTERS")   When an owner requests a loan, the Company will reduce
the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the
investment accounts on a pro rata basis.   On each contract anniversary, the
Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account.

        The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. Except for the target loan amount described below, the loan account will be credited interest at the rate of 4% per year.

   The target loan amount is equal to the greater of:
   (a)  the excess of the contract value over the unliquidated payments, or
   (b)  10% of total payments made under the contract.

        The amount of the loan account that is less than or equal to the target loan amount will be credited interest at the rate of 6% per year (unless a lower rate becomes necessary in order to maintain the tax status of the contract).
The portion of the loan account that qualifies as target loan amount is determined on the contract date and each monthly anniversary day.

        If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case, the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a sixty-one day grace period within which to pay that amount. If the required payment is not made within the grace period, the contract will be terminated.

        The amount of any debt will be deducted from the death benefit otherwise payable under the contract. (See "DEATH BENEFIT") In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

        The owner may repay any debt in whole or in part at any time while the contract is in force. An amount equal to the amount of the loan repayment will be transferred from the loan account and allocated among the investment accounts in the same percentage as additional payments are allocated, unless the owner requests otherwise.

WITHDRAWALS

        Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Service Office. In the case of a total withdrawal, the Company will pay the surrender value as of the date of receipt of the request at the Service Office, and the contract will terminate. In the case of a partial withdrawal from an investment account, the Company will pay the amount requested and deduct that amount plus any applicable withdrawal charge from such investment account. (See "CHARGES AND DEDUCTIONS")

        When making a partial withdrawal, the contract owner should specify the investment accounts from which the withdrawal is to be made. The amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge. If the contract owner does not specify the investment account from which a partial withdrawal is to be taken, a partial withdrawal will be taken from all the investment accounts. The face amount will be reduced proportionally to the reduction in the contract value due to the partial withdrawal.

        For the rules governing the order and manner of withdrawals from the fixed investment option, see "FIXED INVESTMENT OPTION."

        There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment account. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment account is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

        The amount of any withdrawal from the variable investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the Commission, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (2) and (3) exist.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

TELEPHONE WITHDRAWALS

        The contract owner may request the option to withdraw a portion of the contract value by telephone by completing the application described under "Telephone Transactions" above. The Company reserves the right to impose maximum withdrawal amounts and procedural requirements regarding this privilege. See "TELEPHONE TRANSACTIONS"

DEATH BENEFIT

        Upon receipt of proof of the death of the insured while the contract is in force, the Company will pay the death benefit proceeds to the beneficiary. The amount of the death benefit is determined on the date the Company receives proof of the insured's death and will be the greater of (a) the face amount or
(b) the contract value times the death benefit factor from the following table:

                         Death                                   Death
Attained                Benefit                 Attained        Benefit
  Age                   Factor                    Age           Factor
--------                -------                 --------        -------
40 or
younger                 250%                       60           130%
   41                   243%                       61           128%
   42                   236%                       62           126%
   43                   229%                       63           124%
   44                   222%                       64           122%
   45                   215%                       65           120%
   46                   209%                       66           119%
   47                   203%                       67           118%
   48                   197%                       68           117%
   49                   191%                       69           116%
   50                   185%                       70           115%
   51                   178%                       71           113%
   52                   171%                       72           111%
   53                   164%                       73           109%
   54                   157%                       74           107%
   55                   150%                      75-90         105%
   56                   146%                       91           104%
   57                   142%                       92           103%
   58                   138%                       93           102%
   59                   134%                      94-99         101%


        Proof of death is received when one of the following is received at the Service Office:
        (a) A certified copy of a death certificate; or
        (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
        (c) Any other proof satisfactory to the Company.



        All or part of the death benefit proceeds may be paid in cash or applied under an annuity option. (See "ANNUITY PAYMENT OPTIONS") If there is any debt under the contract, the death benefit proceeds equal the death benefit, as described above, less such debt.

ANNUITY PAYMENT OPTIONS

Proceeds payable under the contract are payable either in a lump sum or in accordance with one or more annuity options. If no annuity option is specified, then proceeds will be paid in a lump sum. The person to receive payments under an option is called the payee and for joint and survivor annuities, the second person named is called the co-payee. An annuity option may be chosen only if the amount to be applied for any payee is at least $2,000. Each periodic payment must be at least $25. In addition to the annuity options described below, the owner may choose any form of settlement acceptable to the Company.

The following options are guaranteed in the contract.

        Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the payee. No payments are due after the death of the payee. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

        Option 1(b):  Life Annuity with Payments Guaranteed for 10 Years
        - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the payee dies prior to the end of the tenth year.

        Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the payee and a designated co-payee. No Payments are due after the death of the last survivor of the payee and co-payee. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

        Option 2(b):  Joint & Survivor Life Annuity with Payments
        Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the payee and a designated co-payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of that period if both the payee and the co-payee die prior to the end of the tenth year.

        In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

        Option 3:  Life annuity with Payments Guaranteed for 5, 15 or 20
        Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

        Option 4:  Joint & Two-Thirds Survivor No-Refund Life Annuity -
        An annuity with full payments during the joint lifetime of the payee and a designated co-payee and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

Death Benefit under Annuity Payment Options

        If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the payee(s) dies, the Company will make the remaining guaranteed payments to the payee's named beneficiary. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the payee.

TERMINATION

        The contract will terminate and life insurance coverage will cease on the earliest of the following:

        (a) the date the owner surrenders the contract; or
        (b) the maturity date of the contract; or
        (c) the end of the grace period described below; or
        (d) the death of the insured.

        A grace period of 61 days commences on a monthly anniversary day on which the contract's surrender value is less than zero. If sufficient payment is not made by the end of the grace period, the contract will terminate without value. The Company will mail the owner and any assignee written notice of the amount of payment that will be required to continue the contact in force at least 61 days before the end of the grace period. The payment required will be no greater than the amount required to pay the monthly deduction for three months as of the day the grace period began. If payment is not made by the end of the grace period, the owner's contract will terminate without value.

        Termination on the maturity date may be avoided if the insured is living on that date and if the owner sends the Company written notice that the owner elects the contract's extended maturity option prior to the maturity date. If the extended maturity option is elected, the entire contract value will be transferred to the fixed investment account on the maturity date and no further cost of insurance charges will be incurred. Death benefit proceeds will then be equal to the surrender value. A decision to elect, or not to elect, the extended maturity option will have income tax consequences. (See "FEDERAL TAX MATTERS").

REINSTATEMENT

        During the life of the insured, this contract may be reinstated within two years from the end of the grace period unless it was surrendered for payment of its surrender value. To reinstate, the Company must receive satisfactory proof of the insurability of the insured, and any debt must be repaid or reinstated. Sufficient payment must be made to cover:

        (a) all monthly deductions that are due and unpaid during the grace period, and

        (b) three months of the guaranteed maximum cost of insurance as of the date of reinstatement.

The contract value on the reinstated date will reflect:

        (a) the contract value at the time of termination; plus
        (b) payments made at the time of reinstatement.

        The withdrawal charge will be based on the number of contract years from the original contract date.

FIXED INVESTMENT OPTION

        Investment Option.    A one year fixed investment option is available
under the contract. Under the one year fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the one year fixed investment option will reflect such interest and principal guarantees. The guaranteed interest rates on new amounts allocated or transferred to the fixed investment account are determined from time-to-time by the Company in accordance with market conditions. The effective interest rate credited at any time to the fixed investment account of a contract is the weighted average of all guaranteed rates for the contract. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for an amount in the fixed investment account, it is guaranteed until the next contract anniversary and may not be changed by the Company.

        Pursuant to a Guarantee Agreement dated November 19, 1993, North American Life, parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed contracts.
This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by North American Life on notice to the Company. Termination will not affect North American Life's continuing liability with respect to all fixed contracts issued prior to the termination of the Guarantee.

        Investment Account. Contract owners may allocate payments, or make transfers from the variable investment options, to the fixed investment option at any time prior to the maturity date. The Company will establish an investment account when amounts are allocated to the fixed investment option.

        Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with a one year guarantee period at the then current interest rate or transfer the amounts to a variable investment option, all without the imposition of any charge. If the contract owner does not specify the renewal option desired, the Company will select the fixed investment option.

        Transfers. Prior to the maturity date, the contract owner may transfer amounts from the fixed investment account to the variable investment options within 30 days of the contract anniversary. Amounts in the fixed investment account may be transferred prior to the end of the contract year as follows:
(i) transfers may be made pursuant to the Dollar Cost Averaging program and (ii) transfers may be made from the fixed investment account to the variable investment options if, at the time of the transfer, the guaranteed interest rate for the funds to be transferred is equal to or greater than the then current guaranteed rate for funds being transferred into the fixed investment account. The Company may withdraw its permission to make the transfers described in (ii) above at any time after April 30, 1996.

        Withdrawals. The contract owner may make total and partial withdrawals of amounts held in the fixed investment account at any time prior to the maturity date or his or her death. Withdrawals from the fixed investment account will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS." The Company reserves the right to defer payment of amounts withdrawn from the fixed investment account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year or such higher rate as may be required by the applicable state or jurisdiction).

        Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. If withdrawals are taken from more than one investment account, the free withdrawal amount will be applied to all investment accounts on a pro rata basis.

        Withdrawals from the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS" in the Prospectus)

        Securities Registration. Due to certain exemptive and exclusionary provisions, interests in the fixed investment account are not registered under the Securities Act of 1933 ("1933 Act") and the Company's general account is not registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). Accordingly, neither interests in the fixed investment account nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the Commission has not reviewed the disclosures in the Prospectus relating thereto. Disclosures relating to interests in the fixed investment account and the general account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

TEN DAY RIGHT TO REVIEW

        The contract owner may cancel the contract by returning it to the Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will refund the payment made for the contract, less any debt or partial withdrawals.

        No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

OWNERSHIP

        The contract owner is the person entitled to exercise all rights under the contract and is the person designated in the contract specifications page or as subsequently named. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

        Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at the Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

BENEFICIARY

        The beneficiary is the person, persons or entity designated in the contract specifications page or as subsequently named. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any revocable beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the owner or the owner's estate.

MISCELLANEOUS CONTRACT PROVISIONS

Limit on Right to Contest

        With regard to the life of each insured, the contract will be incontestable after it has been in force during the lifetime of the insured for two years from the issue date. Any increase in face amount for which evidence of insurability was obtained will be incontestable only after the increase has been in force, during the insured's lifetime, for two years from the effective date of the increase. The two year incontestability period may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

        In issuing the contract, the Company has relied upon the application. The statements in that application, in the absence of fraud, are considered representations and not warranties. No statement made in connection with the contract application will be used by the Company to void the contract or to deny a claim unless that statement is a part of the contract application or any amendments thereof.

Suicide Exclusion

        If any insured commits suicide, while sane or insane, within two years of the issue date, the Company will return payments made, less any debt and any partial withdrawals. If any insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount for which evidence of insurability was established, the Company will return the additional payment which increased the face amount.

Misrepresentation of Age or Sex

        If the age or sex of any insured has been misstated, the death benefit proceeds will be limited to those which would have been appropriate for the insured's correct age and sex.

Assignment

        While the insured is alive, the owner may assign the contract. No assignment will be binding on the Company unless it is written in a form acceptable to the Company and received at the Service Office. The Company will not be liable for any payments made or actions taken before the Company accepts the assignment. An absolute assignment will revoke the interest of any revocable beneficiary. The Company will not be responsible for the validity of any assignment. An assignment may result in income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

Creditors' Claims

        To the extent permitted by law, no benefits payable under this contract will be subject to the claims of the contract owner's or the beneficiary's creditors.

Non-Participation

        The contract is non-participating and will not share in the Company's profits or surplus earnings. The Company will pay no dividends on the contract.

Notices and Elections

        To be effective, all notices and elections made under the contract must be in writing, signed by the owner and received by the Company at the Service Office. Certain exceptions may apply. See "Telephone Transactions" Unless otherwise provided in the contract, all notices, requests and elections will be effective when received at the Service Office, complete with all necessary information.

Modification

        The Company will not change or modify the contract without the owner's consent except to the extent necessary to conform to any applicable law or regulation or any ruling issued by a government agency. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 7702 of the Internal Revenue Code.

                            CHARGES AND DEDUCTIONS

        Charges and deductions under the contracts are assessed against contract values. In addition, there are deductions from and expenses paid out of the assets of the Trust portfolios that are described in the accompanying Prospectus of the Trust.

MONTHLY DEDUCTION

        On each monthly anniversary day, a deduction is made from contract value to compensate the Company for the cost of insurance and certain other expenses incurred in connection with the contract. The monthly deduction amount is determined as of that valuation date, or if the monthly anniversary day is not a valuation date, the immediately following valuation date is used. The monthly deduction will be allocated among the investment accounts on a pro rata basis. The monthly deduction will vary from month to month. If the surrender value is insufficient to cover the monthly deduction due on any monthly anniversary day, the contract may terminate without value. (See "TERMINATION")

DISTRIBUTION CHARGE

        During the first ten contract years, a distribution charge equal to an annual rate of 0.25% of contract value will be deducted monthly as compensation for a portion of the sales expenses the Company incurs with respect to the contract (See "DISTRIBUTION OF THE CONTRACT"). The Company will monitor distribution charges, federal tax charges and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

PREMIUM TAX CHARGE

        During the first ten contract years, a premium tax charge equal to an annual rate of 0.25% of contract value will be deducted monthly to defray premium taxes the Company pays to state and local governments in connection with the contract. This charge is designed to offset the average premium tax the Company expects to pay with respect to a contract (approximately 2.50% of premium payments received), but will not necessarily equal the premium tax paid by the Company with respect to a particular contract.

FEDERAL TAX CHARGE

        During the first ten contract years, a federal tax charge equal to an annual rate of 0.15% of contract value will be deducted monthly to defray an increased federal tax liability resulting from the application of Section 848 of the Code. The Company currently treats this federal tax charge as if it were sales load for purposes of determining compliance with maximum sales loads permitted under Commission rules.

ADMINISTRATION CHARGE

        An administration charge equal to an annual rate of 0.40% of contract value will be deducted monthly as compensation for administrative expenses, including those for insurance underwriting and contract issuance, establishing and maintaining contract records, calculating contract values, providing reports to contract owners, preparation and filing of tax records and forms and process-ing contract transactions such as transfers, contract loans, partial withdrawals and surrenders. The administration charge is guaranteed never to increase over the life of the contract, and was established to cover average anticipated administrative expenses to be incurred over the period this class of contract will be in force.

        An administrative charge of $2.50 per month will be imposed upon
contracts with less than $100,000 of total premium      payments.  This charge,
when imposed, offsets the lower asset base from which the Company can recover its costs of contract administration through the asset-based administrative charge described above.

COST OF INSURANCE CHARGE

        The Company will make a monthly deduction for the cost of providing life insurance coverage for the insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the contract, calculated using the 1980 CSO Table. Currently, a cost of insurance charge equal to an annual rate of 0.35% of contract value (0.55% of contract value after the first ten contract years) will be deducted monthly. If there is more than one insured, a cost of insurance charge equal to an annual rate of 0.10% of contract value (0.30% of contract value after the first ten contract years). The Company reserves the right to increase or decrease this current cost of insurance charge so long as the maximum charges guaranteed in the contract are not exceeded.

MORTALITY AND EXPENSE RISK CHARGE

        A mortality and expense risk charge equal to an annual rate of 0.90% of the value of variable investment accounts will be deducted monthly for assuming the mortality and expense risks under the contract. The mortality risk assumed under the contract is the risk that the cost of providing the death benefit will exceed the maximum guaranteed cost of insurance charge. The expense risk assumed under the contract is the risk that the cost of providing administrative services will exceed the revenues from the adminis- tration charges.

WITHDRAWAL CHARGE

        If the contract owner makes a partial withdrawal or surrenders the contract during the first nine contract years, the Company will impose a withdrawal charge which declines during that nine-year period, however, no withdrawal charges will be imposed upon death of the insured. The withdrawal charge consists of two components: a contingent deferred sales charge and an unrecovered premium tax charge. The withdrawal charge is applicable only to that portion of the proceeds of a surrender or partial withdrawal that exceeds the "free withdrawal amount." The free withdrawal amount is the greater of (a) or (b) as defined below; however, the free withdrawal amount may never exceed the surrender value.

        (a) the excess of the contract value on the date of withdrawal or surrender over the unliquidated payments; or

        (b) 10% of total payments less all prior partial withdrawals in that contract year.

        The total amount of the withdrawal charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable total withdrawal charge percentage shown in the following table:
                                                                  Total
           Contract                     Unrecovered             Withdrawal
             Year       CDSC            Premium Tax               Charge
            -------     ----            -----------             ----------
               1        6.75%              2.25%                  9.00%
               2        6.50%              2.00%                  8.50%
               3        6.25%              1.75%                  8.00%
               4        5.50%              1.50%                  7.00%
               5        4.75%              1.25%                  6.00%
               6        4.00%              1.00%                  5.00%
               7        3.25%              0.75%                  4.00%
               8        2.50%              0.50%                  3.00%
               9        1.75%              0.25%                  2.00%
               10+         0%                 0%                     0%



The Company will monitor distribution charges, federal tax charge and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

        The total withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, North American Life, the Trust or any of their affiliates.

        The revenues from the contingent deferred sales charge and the distribution charge may be insufficient to defray all distribution expenses. If there is a shortfall, the Company will bear the expense from its general account assets. Such assets may include profits, if any, from the cost of insurance and mortality and expense risk charges described above.

        The unrecovered premium tax charge is designed to reimburse the Company upon a surrender or partial withdrawal during the first nine contract years for state premium taxes it will have paid in connection with receipt of contract payments. The amounts deducted pursuant to the asset-based charge for premium taxes prior to withdrawal, plus the deferred premium tax charges deducted upon the amounts surrendered or withdrawn, will approximately equal the Company's expected state premium tax obligations as a result of its receipt of contract payments, based upon an estimated 2.5% average premium tax obligation.

OTHER TAXES

        The Company reserves the right to make charges for any additional tax obligations that may be incurred in the future as a result of establishing or maintaining the Variable Account, issuing a contract,receiving payments under a contract, or from commencing or continuing annuity option payments under a contract.

                                 FEDERAL TAX MATTERS

INTRODUCTION

        The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations exist- ing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF THE COMPANY

        The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied to increase reserves under a contract. Since, under the contracts, investment income and capital gains of the Variable Account are automatically applied to increase reserves, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make any provision for such taxes. The Company's federal tax liability is increased, however, in respect of the contracts because of the federal tax law's treatment of deferred acquisition costs (for which the Company imposes a federal tax charge). (See "CHARGES AND DEDUCTIONS")

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

Tax Status of the Contract

        Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. The Company believes that the contract will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the contract will generally be excludable from the beneficiary's gross income, and interest and other income credited under the contract will not be taxable unless certain withdrawals are made (or are deemed to be made) from the contract prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

        DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the invest- ments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the contract will not be treated as a life insurance contract for federal income tax pur- poses and the owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period or periods of non-diversification. The Company expects that the Variable Account, through the Trust, will comply with these diversification requirements. Although the investment adviser of the Trust is an affiliate of the Company, the Company does not have control over the Trust or its investments. Nonetheless, the Company believes that each Trust portfolio in which the Variable Account owns shares will be operated in compliance with the diversification requirements prescribed by the Code and Treasury Department regulations.

        OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this contract has the choice of more investment options to which to allocate premium payments and variable investment account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the contract owner being treated as the owner of a portion of the assets of the Variable Account. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the contract will be treated as a life insurance contract for federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

        In general, the amount of the death benefit payable from a contract by reason of the death of the insured is excludable from gross income under section 101 of the Code. Certain transfers of the contract for valuable consideration, however, may result in a portion of the death benefit being taxable.

        If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

        Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner unless amounts are received (or are deemed to be received) from the contract prior to the insured's death. If there is a total withdrawal from the contract, the surrender value will be includible in the owner's income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the contract constitute income to the owner depends, in part, upon whether the contract is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

   Contracts Which Are MECs
   ------------------------

        Characterization of a Contract as a MEC. In general, this contract will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, (2) no premium payments or other consideration (other than the exchanged contract) are paid into the contract during the first 7 contract years, and (3) there is no withdrawal or reduction in the death benefit during the first 7 contract years. In addition, even if the contract initially is not a MEC, it may, in certain circumstances, become a MEC if there is a later increase in benefits or any other "material change" of the contract, within the meaning of the tax law.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the contract is a MEC, withdrawals from the contract will be considered first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the contract for tax purposes. The owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a contract which is a MEC, an owner should consult a qualified tax advisor.

Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the owner attains age 59 1/2, (2) because the owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the owner (or the joint lives or life expectancies of the owner and his or her beneficiary, as defined in the tax law).

Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

   Contracts Which Are Not MECs
   ----------------------------

        Tax Treatment of Withdrawals Generally. If the contract is not a MEC (described above), the amount of any withdrawal from the contract will be considered first a non-taxable recovery of premium payments and then income from the contract. Thus, a withdrawal under a contract that is not a MEC will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Contract Years. As indicated above, section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under section 7702 in connection with a reduction in benefits during the first 15 years after the contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income.

        Tax Treatment of Loans. If a contract is not a MEC, a loan received under the contract generally will be treated as indebtedness of the owner. As a result, no part of any loan under such a contract will constitute income to the owner so long as the contract remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. Generally, interest paid on any loans under this contract will not be tax deductible, regardless of whether such interest is incurred in connection with a taxpayer's trade or business.

Last Survivor Contracts

        Although the Company believes that the contract, when issued as a last survivor contract, complies with section 7702 of the Code, the manner in which section 7702 should be applied to last survivor contracts is not directly addressed by section 7702. In the absence of final regulations or other guidance issued under section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the section 7702 definition of a life insurance contract. Prospective owners considering purchase of the contract as a last survivor contract should consult a qualified tax advisor.

        Where the owner of the contract is the last surviving insured, the death proceeds will generally be includible in the contract owner's estate on his or her death for purposes of the federal estate tax. If the contract owner dies and was not the last surviving insured, the fair market value of the contract would be included in the contract owner's estate. In general, nothing would be includible in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

        At the maturity date, the surrender value will be paid to the contract owner, and this amount will be includible in income to the extent the amount received exceeds the investment in the contract. If the contract owner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the contract will continue to qualify as a life insurance contract for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the contract owner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the contract would be includible in the contract owner's income at that time.

Actions to Ensure Compliance with the Tax Law

        The Company believes that the maximum amount of premium payments it has determined for the contracts will comply with the federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the contract year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a contract) or to take any other action deemed necessary to ensure the compliance of the contract with the federal tax definition of life insurance.

Other Considerations

        Changing the owner, exchanging the contract, and other changes under the contract may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

        Federal estate tax, state and local estate and inheritance tax, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $600,000 will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes.

        If the contract owner (whether or not he or she is an insured) transfers ownership of the contract to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the contract. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million.

        Because the federal estate tax, gift tax, and generation skipping tax rules are complex, prospective contract owners should consult a qualified tax advisor before using this contract for estate planning purposes.

FEDERAL INCOME TAX WITHHOLDING

        The Company will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a contract unless the owner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the owner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the owner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The owner may also be required to pay penalties under the estimated tax rules, if the owner's withholding and estimated tax payments are insufficient to satisfy the owner's total tax liability.

                                OTHER MATTERS


VOTING RIGHTS

        The Company will vote shares of the Trust portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and portfolio shares that are not attributable to contract owners will be voted by the Company in proportion to the instructions received.

        Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the Sub-Account in which such portfolio shares are held by the net asset value per share of that portfolio.

        The Company may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to change the sub-classification or investment policies of a portfolio or to approve or disapprove an investment advisory contract for a portfolio. In addition, the Company may disregard voting instructions that would require changes in the investment policies or investment adviser or subadviser of a portfolio if the Company reasonably disapproves of these changes in accordance with applicable federal regulations. If the Company disregards any voting instructions, it will advise contract owners of that action, and its reasons therefore, in its next communication to contract owners.

        The Company reserves the right to make any changes in the voting rights described above that may be permitted by the securities laws or regulations or interpretations of these laws or regulations. In particular, if applicable securities laws or regulations are amended or present interpretations of them change, and, as a result, the Company determines that it is permitted to vote in its own right shares of the portfolios held in the Variable Account, the Company may elect to do so.

NOTICES AND REPORTS TO CONTRACT OWNERS

        Within 30 days after each calendar quarter, the Company will send the owner a statement showing, among other things, the contract value and information concerning any loans. Within 10 days after any transaction involving purchase, sale or transfer of amounts allocated to the Variable Account, the owner will be sent a confirmation statement. The owner also will be sent an annual and semi-annual report for the Variable Account and each portfolio, which will include a list of the securities held in each portfolio.

        At least once each contract year, the Company will send to contract owners a statement showing the face amount and the contract value of the contract and any outstanding loan secured by the contract as of the date of the statement. The statement will also show premium payments, and monthly deductions under the contract since the last statement, and any other information required by any applicable law or regulation.

DISTRIBUTION OF THE CONTRACT

        NASL Financial Services, Inc. ("NASL Financial"), 116 Huntington Avenue, Boston, Massachusetts, 02116, a wholly-owned subsidiary of the Company, is the principal underwriter of the contract in addition to providing advisory services to the Trust. NASL Financial is a broker-dealer registered under the Securities Exchange Act of 1934 ("1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). NASL Financial has entered into an exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan, approximately 20% owned by North American Life and its affili- ates, is a broker-dealer registered under the 1934 Act and a member of the NASD. Sales of the contract will be made by registered representatives of broker-dealers authorized by NASL Financial to sell the contracts. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. NASL Financial will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 7% of purchase payments. NASL Financial may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, NASL Financial will provide reimbursement of certain sales and marketing expenses. NASL Financial will pay Wood Logan for providing marketing support for the distribution of the contract.

OFFICERS AND DIRECTORS OF THE COMPANY

        The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:
                        POSITION WITH THE
NAME                        COMPANY                     PRINCIPAL OCCUPATION

William J. Atherton     Director and President          Director and President
                                                        of the Company

Peter S. Hutchinson     Director                        Executive Vice
                                                        President and Chief
                                                        Financial Officer of
                                                        North American Life,
                                                        September 1994 to
                                                        present; Senior Vice
                                                        President and Chief
                                                        Actuary, North
                                                        American Life,
                                                        April 1992 to August
                                                        1994; Vice President
                                                        and Chief Actuary,
                                                        North American Life,
                                                        September 1990 to
                                                        March 1992; Vice
                                                        President and
                                                        Corporate Actuary,
                                                        North American Life,
                                                        September 1988 to
                                                        September 1990.


Brian L. Moore          Director and Chairman of        Chief Executive Officer,
                        Board of Directors              The North American
                                                        Group, October 1993
                                                        to date; Executive Vice
                                                        President and Chief
                                                        Financial Officer, North
                                                        American Life,
                                                        September 1988 to
                                                        October, 1993.

James D. Gallagher      Vice President, Secretary       Vice President,
                        and General Counsel             and General Counsel of
                                                        the Company, June 1994
                                                        to date; Vice President
                                                        and Associate General
                                                        Counsel, The Prudential
                                                        Insurance Company of
                                                        America, 1990-1994.

Richard C. Hirtle       Vice President, Treasurer       Vice President,
                        and Chief Financial Officer     Treasurer and Chief
                                                        Financial Officer
                                                        of the Company,
                                                        November 1988 to date.

Hugh C. McHaffie        Vice President and Product      Vice President and
                        Actuary                         Product Actary of the
                                                        Company, August 1994
                                                        to present; Product
                                                        Development Executive
                                                        of the Company, August
                                                        1990 to August 1994.


Iain W. Scott           Vice President, Life Products   Vice President, Life
                                                        Products of the Company
                                                        1994 to present; Vice
                                                        President of U.S.
                                                        Distribution, North
                                                        American Life, 1992 to
                                                        1994; Vice President,
                                                        Marketing, M Financial
                                                        Group of Portland,
                                                        Oregon, 1990 to 1992.

Janet Sweeney           Vice President, Corporate       Vice President,
                        Services                        Corporate Services of
                                                        the Company, January,
                                                        1995 to date; Executive,
                                                        Corporate Services of
                                                        the Company, July,
                                                        1989 to December 1994.

Scott L. Stolz          Vice President, Annuity         Vice President, Annuity
                        Administration and Systems      Administration and
                                                        Systems of the Company,
                                                        November, 1994 to date;
                                                        Senior Vice President
                                                        of Annuity
                                                        Administration and
                                                        Corporate Services,
                                                        SunAmerica Inc.,
                                                        October 1991 to October
                                                        1994; Senior Vice
                                                        President and National
                                                        Sales Manager,
                                                        SunAmerica Inc.,
                                                        August 1990 to October
                                                        1991.


John G. Vrysen          Vice President and Actuary      Vice President and
                                                        Actuary of the Company,
                                                        January 1986 to date.



LEGAL PROCEEDINGS

        There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor NASL Financial are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

LEGAL MATTERS

        All matters of applicable state law pertaining to the contract, including the Company's right to issue the contract thereunder, have been passed upon by James D. Gallagher, Esq., Vice President, Secretary and General Counsel of the Company. Certain matters relating to the federal securities laws have been passed upon by Jones & Blouch, Washington, D.C.

INDEPENDENT ACCOUNTANTS

        The financial statements of the Company included in this Prospectus have been examined by Coopers & Lybrand, L.L.P., certified public accountants, as indicated in their report in this Prospectus, and are included herein in reliance upon that report and upon the authority of those accountants as experts in accounting and auditing.

SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

        The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of each Trust portfolio. Additional protection for the assets of the Variable Account is afforded by the Company's blanket fidelity bond issued by American Home Assurance Company, in the aggregate amount of $50 million ($25 million for any one claim) , covering all of the officers and employees of the Company.

OTHER INFORMATION

        A registration statement has been filed with the Commission under the Securities Act of 1933, as amended, with respect to the variable portion of the contracts discussed in the Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

CONTRACT OWNER INQUIRIES

All contract owner inquiries should be directed to the Service Office.

                              CONTRACT ILLUSTRATIONS

        The following tables have been prepared to illustrate the way in which a contract operates. The tables assume that an initial premium payment of $25,000 is allocated equally among the Sub-Accounts of the Variable Account, with no allocation to the fixed investment account, and that no subsequent payments, transfers, partial withdrawals, or loans have been made. A female nonsmoker age 55 and a male nonsmoker age 65 with face amounts of $84,176 and $49,801, respectively, are illustrated for an individual insured. The illustration for a contract with two insureds assumes a joint equal age of 65 with a face amount of $73,965.

        The tables illustrate how the contract value, the surrender value and the death benefit of a contract would vary over time if the investment return on the assets of each portfolio were a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each portfolio, other than transaction expenses such as brokerage commissions) after-tax annual rates of 0%, 6% or 12%. The contract value, surrender value and death benefit would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

        The charges reflected in the tables include the (1) distribution charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (2) premium tax charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (3) federal tax charge equal to an annual rate of 0.15% of contract value for the first ten contract years, (4) administration charge equal to an annual rate of 0.40% of contract value, (5) mortality and expense charge equal to an annual rate of 0.90% of variable investment account values, (6) $2.50 monthly maintenance fee, (7) current and guaranteed cost of insurance charges, and (8) any withdrawal charge which may be applicable in the first nine contract years. A simple average of the total expenses of the fourteen portfolios also is reflected in the tables. That average expense figure is 0.93%, based upon the 1994 expense ratios of the portfolios and estimated expense ratio of 1.25%, 1.25% and 1.40% for the International Growth and Income Trust, Small/Mid Cap Trust and the International Small Cap Trust, respectively. The expenses of the portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.

        The tables reflect the fact that no charges (other than those described above) for federal, state or local taxes are currently made against the Variable Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

        Surrender values in the tables do not reflect any tax consequences of a surrender, as those consequences would vary according to the individual circumstances of the contract owner. It should be noted that surrenders of the contract may be subject to income tax and a 10% penalty tax. (See "FEDERAL TAX MATTERS")

        Upon request, the Company will furnish comparable illustrations based on the insured's age, gender, smoking status, risk class, the initial premium payment, and the investment option selected by the contract owner or prospective owner.

        From time to time, in supplemental sales literature for the contract that quotes performance data for one or more of the Trust portfolios, the Company may include surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the portfolio for which performance data is shown in the sales literature replacing the hypothetical rates of return in the following tables. This information may be shown in the form of graphs, charts, tables and examples. The contract will be offered to the public only on or after the date of this Prospectus. However, total return data may be used in sales literature for as long a period as a portfolio has been in existence. The results for any period prior to the contract being offered would be calculated as if the contract had been offered during that period of time, with all charges assumed to be those applicable to the contract.

                 $25,000 INITIAL PAYMENT:  $51,179  FACE AMOUNT
                           MALE  NONSMOKER :   AGE 65

                                 CURRENT VALUES

                           0% Hypothetical                 6% Hypothetical               12% Hypothetical
                       Gross Investment Return         Gross Investment Return       Gross Investment Return
                    ----------------------------   ----------------------------   -----------------------------
          Payment
           Plus                Contract                       Contract                       Contract
Policy   Interest   Contract  Surrender   Death    Contract  Surrender   Death    Contract  Surrender    Death
 Year     at 5%      Value      Value    Benefit    Value      Value    Benefit    Value      Value     Benefit
 ----     -----      -----      -----    -------    -----      -----    -------    -----      -----     -------
   1     $ 26,250    $24,175   $21,925   $51,179    $25,627   $23,377   $51,179   $ 27,078   $ 24,828  $ 51,179
   2       27,563     23,377    21,252    51,179     26,270    24,145    51,179     29,332     27,207    51,179
   3       28,941     22,604    20,854    51,179     26,930    25,180    51,179     31,776     30,026    51,179
   4       30,388     21,855    20,355    51,179     27,608    26,108    51,179     34,426     32,926    51,179
   5       31,907     21,131    19,881    51,179     28,303    27,053    51,179     37,300     36,050    51,179
   6       33,502     20,429    19,429    51,179     29,017    28,017    51,179     40,416     39,416    51,179
   7       35,178     19,750    19,000    51,179     29,749    28,999    51,179     43,796     43,046    51,179
   8       36,936     19,092    18,592    51,179     30,501    30,001    51,179     47,460     46,960    52,680
   9       38,783     18,455    18,205    51,179     31,273    31,023    51,179     51,433     51,183    56,062
  10       40,722     17,839    17,839    51,179     32,064    32,064    51,179     55,742     55,742    59,644
  15       51,973     15,382    15,382    51,179     37,177    37,177    51,179     85,984     85,984    90,284
  20       66,332     13,245    13,245    51,179     43,130    43,130    51,179    131,725    131,725   138,311
  25       84,659     11,385    11,385    51,179     50,062    50,062    52,565    201,820    201,820   211,911
  30      108,049      9,767     9,767    51,179     58,243    58,243    58,825    309,889    309,889   312,988

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.93%.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 $25,000 INITIAL PAYMENT:  $85,564  FACE AMOUNT
                          FEMALE  NONSMOKER :   AGE 55

                                 CURRENT VALUES

                            0% Hypothetical                  6% Hypothetical                  12% Hypothetical
                        Gross Investment Return          Gross Investment Return           Gross Investment Return
                    ------------------------------   -------------------------------   ------------------------------
          Payment
           Plus                Contract                          Contract                          Contract
Policy   Interest   Contract   Surrender    Death    Contract    Surrender    Death    Contract   Surrender    Death
 Year      at 5%      Value      Value     Benefit     Value       Value     Benefit     Value      Value     Benefit
 ----      -----      -----      -----     -------     -----       -----     -------     -----      -----     -------
  1      $ 26,250    $24,175    $21,925    $85,564    $25,627     $23,377    $85,564   $ 27,078   $ 24,828   $ 85,564
  2        27,563     23,377     21,252     85,564     26,270      24,145     85,564     29,332     27,207     85,564
  3        28,941     22,604     20,854     85,564     26,930      25,180     85,564     31,776     30,026     85,564
  4        30,388     21,855     20,355     85,564     27,608      26,108     85,564     34,426     32,926     85,564
  5        31,907     21,131     19,881     85,564     28,303      27,053     85,564     37,300     36,050     85,564
  6        33,502     20,429     19,429     85,564     29,017      28,017     85,564     40,416     39,416     85,564
  7        35,178     19,750     19,000     85,564     29,749      28,999     85,564     43,796     43,046     85,564
  8        36,936     19,092     18,592     85,564     30,501      30,001     85,564     47,460     46,960     85,564
  9        38,783     18,455     18,205     85,564     31,273      31,023     85,564     51,433     51,183     85,564
 10        40,722     17,839     17,839     85,564     32,064      32,064     85,564     55,742     55,742     85,564
 15        51,973     15,382     15,382     85,564     37,177      37,177     85,564     85,829     85,829     99,562
 20        66,332     13,245     13,245     85,564     43,130      43,130     85,564    133,092    133,092    142,409
 25        84,659     11,385     11,385     85,564     50,062      50,062     85,564    206,934    206,934    217,281
 30       108,049      9,767      9,767     85,564     58,135      58,135     85,564    318,712    318,712    334,647

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.93%.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 $25,000 INITIAL PAYMENT:  $79,644  FACE AMOUNT
                    LAST SURVIVOR : JOINT EQUIVALENT  AGE 65

                                 CURRENT VALUES

                             0% Hypothetical                   6% Hypothetical                  12% Hypothetical
                         Gross Investment Return           Gross Investment Return          Gross Investment Return
                     ------------------------------   -------------------------------   -------------------------------
           Payment
            Plus                Contract                          Contract                          Contract
Policy    Interest   Contract   Surrender    Death    Contract    Surrender    Death    Contract   Surrender     Death
 Year       at 5%      Value      Value     Benefit     Value       Value     Benefit     Value      Value      Benefit
 ----       -----      -----      -----     -------     -----       -----     -------     -----      -----      -------
   1      $ 25,000    $24,245    $21,995    $79,644    $25,701     $23,451    $79,644   $ 27,158   $ 24,908    $ 79,644
   2        26,250     23,503     21,378     79,644     26,413      24,288     79,644     29,492     27,367      79,644
   3        27,563     22,783     21,033     79,644     27,145      25,395     79,644     32,030     30,280      79,644
   4        28,941     22,084     20,584     79,644     27,898      26,398     79,644     34,788     33,288      79,644
   5        30,388     21,406     20,156     79,644     28,672      27,422     79,644     37,787     36,537      79,644
   6        31,907     20,747     19,747     79,644     29,470      28,470     79,644     41,047     40,047      79,644
   7        33,502     20,108     19,358     79,644     30,290      29,540     79,644     44,591     43,841      79,644
   8        35,178     19,488     18,988     79,644     31,134      30,634     79,644     48,444     47,944      79,644
   9        36,936     18,886     18,636     79,644     32,002      31,752     79,644     52,632     52,382      79,644
  10        38,783     18,301     18,301     79,644     32,895      32,895     79,644     57,185     57,185      79,644
  15        49,498     15,985     15,985     79,644     38,625      38,625     79,644     88,864     88,864      93,307
  20        63,174     13,944     13,944     79,644     45,382      45,382     79,644    138,030    138,030     144,932
  25        80,628     12,145     12,145     79,644     53,350      53,350     79,644    214,155    214,155     224,863
  30       102,903     10,560     10,560     79,644     62,745      62,745     79,644    332,793    332,793     336,121

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.93%.

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                             MALE NONSMOKER : AGE 65

                                GUARANTEED VALUES

                            0% Hypothetical                    6% Hypothetical                       12% Hypothetical
                        Gross Investment Return            Gross Investment Return                Gross Investment Return
                        -----------------------            -----------------------                -----------------------
          Payment
           Plus                  Contract                            Contract                            Contract
Policy   Interest    Contract    Surrender     Death     Contract    Surrender     Death     Contract    Surrender     Death
 Year      at 5%       Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
 ----      -----       -----       -----      -------      -----       -----      -------      -----       -----      -------
  1      $ 26,250    $ 23,664    $ 21,414    $ 51,179    $ 25,123    $ 22,873    $ 51,179    $ 26,582    $ 24,332    $ 51,179
  2        27,563      22,269      20,144      51,179      25,188      23,063      51,179      28,283      26,158      51,179
  3        28,941      20,803      19,053      51,179      25,188      23,438      51,179      30,120      28,370      51,179
  4        30,388      19,250      17,750      51,179      25,112      23,612      51,179      32,115      30,615      51,179
  5        31,907      17,591      16,341      51,179      24,947      23,697      51,179      34,294      33,044      51,179
  6        33,502      15,802      14,802      51,179      24,674      23,674      51,179      36,687      35,687      51,179
  7        35,178      13,848      13,098      51,179      24,270      23,520      51,179      39,332      38,582      51,179
  8        36,936      11,687      11,187      51,179      23,704      23,204      51,179      42,280      41,780      51,179
  9        38,783       9,269       9,019      51,179      22,938      22,688      51,179      45,597      45,347      51,179
 10        40,722       6,536       6,536      51,179      21,932      21,932      51,179      49,350      49,350      52,805
 15        51,973        *           *           *         11,932      11,932      51,179      76,103      76,103      79,908
 20        66,332        *           *           *           *           *           *        116,056     116,056     121,859
 25        84,659        *           *           *           *           *           *        173,786     173,786     182,475
 30       108,049        *           *           *           *           *           *        262,259     262,259     264,882

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.93%.

* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $85,564 FACE AMOUNT
                           FEMALE NONSMOKER : AGE 55

                               GUARANTEED VALUES

                         0% Hypothetical                       6% Hypothetical                      12% Hypothetical
                     Gross Investment Return               Gross Investment Return               Gross Investment Return
                     -----------------------               -----------------------               -----------------------
         Payment
          Plus                 Contract                            Contract                              Contract
Policy  Interest   Contract    Surrender    Death       Contract   Surrender      Death      Contract    Surrender       Death
 Year     at 5%     Value        Value     Benefit       Value       Value       Benefit       Value       Value        Benefit
 ----     -----     -----        -----     -------       -----       -----       -------       -----       -----        -------
  1    $ 26,250   $ 23,875    $ 21,625    $ 85,564     $ 25,327    $ 23,077     $ 85,564     $ 26,778     $ 24,528     $ 85,564
  2      27,563     22,747      20,622      85,564       25,637      23,512       85,564       28,698       26,573       85,564
  3      28,941     21,615      19,865      85,564       25,931      24,181       85,564       30,775       29,025       85,564
  4      30,388     20,478      18,978      85,564       26,209      24,709       85,564       33,026       31,526       85,564
  5      31,907     19,331      18,081      85,564       26,467      25,217       85,564       35,468       34,218       85,564
  6      33,502     18,168      17,168      85,564       26,698      25,698       85,564       38,116       37,116       85,564
  7      35,178     16,977      16,227      85,564       26,893      26,143       85,564       40,987       40,237       85,564
  8      36,936     15,746      15,246      85,564       27,042      26,542       85,564       44,100       43,600       85,564
  9      38,783     14,457      14,207      85,564       27,128      26,878       85,564       47,477       47,227       85,564
 10      40,722     13,098      13,098      85,564       27,141      27,141       85,564       51,146       51,146       85,564
 15      51,973      5,270       5,270      85,564       26,828      26,828       85,564       78,039       78,039       90,525
 20      66,332       *           *           *          22,611      22,611       85,564      120,995      120,995      129,464
 25      84,659       *           *           *           7,532       7,532       85,564      188,107      188,107      197,513
 30     108,049       *           *           *            *           *            *         289,632      289,632      304,114

ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.93%.

* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                    LAST SURVIVOR : JOINT EQUIVALENT AGE 65

                               GUARANTEED VALUES

                                 0% Hypothetical                      6% Hypothetical                    12% Hypothetical
                             Gross Investment Return              Gross Investment Return             Gross Investment Return
                             -----------------------              -----------------------             -----------------------
               Payment
                Plus                  Contract                            Contract                            Contract
Policy        Interest    Contract    Surrender     Death     Contract    Surrender     Death     Contract    Surrender     Death
 Year           at 5%       Value       Value      Benefit      Value       Value      Benefit      Value       Value      Benefit
 ----           -----       -----       -----      -------      -----       -----      -------      -----       -----      -------
   1         $ 25,000    $ 24,245    $ 21,995    $ 79,644    $ 25,701    $ 23,451    $ 79,644    $ 27,158    $ 24,908    $ 79,644
   2           26,250      23,474      21,349      79,644      26,388      24,263      79,644      29,471      27,346      79,644
   3           27,563      22,679      20,929      79,644      27,051      25,301      79,644      31,949      30,199      79,644
   4           28,941      21,849      20,349      79,644      27,683      26,183      79,644      34,602      33,102      79,644
   5           30,388      20,969      19,719      79,644      28,271      27,021      79,644      37,442      36,192      79,644
   6           31,907      20,023      19,023      79,644      28,802      27,802      79,644      40,481      39,481      79,644
   7           33,502      18,993      18,243      79,644      29,259      28,509      79,644      43,737      42,987      79,644
   8           35,178      17,854      17,354      79,644      29,624      29,124      79,644      47,229      46,729      79,644
   9           36,936      16,583      16,333      79,644      29,877      29,627      79,644      50,986      50,736      79,644
  10           38,783      15,143      15,143      79,644      29,988      29,988      79,644      55,040      55,040      79,644
  15           49,498       4,303       4,303      79,644      28,387      28,387      79,644      84,707      84,707      88,942
  20           63,174        *           *           *         17,180      17,180      79,644     131,526     131,526     138,102
  25           80,628        *           *           *           *           *           *        202,696     202,696     212,831
  30          102,903        *           *           *           *           *           *        313,038     313,038     316,168


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.93%.

* Unless additional payment is made, the contract will not stay inforce resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by North American Security Life or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.